UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2020

DIAMOND EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38908	83-4578968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	DEACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DEAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DEACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 23, 2020, Diamond Eagle Acquisition Corp., a Delaware corporation (“DEAC”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 33,484,695 (66.97%) of DEAC’s issued and outstanding shares of common stock held of record as of March 20, 2020, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. DEAC’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal. To approve the business combination agreement, dated as of December 22, 2019 (as amended on April 7, 2020, the “BCA” or the “Business Combination Agreement”), by and among DEAC, DraftKings Inc., a Delaware corporation (“DraftKings”), SBTech (Global) Limited, a company limited by shares, originally incorporated in Gibraltar and continued as a company under the Isle of Man Companies Act 2006, with registration number 014119V (“SBTech”), DEAC NV Merger Corp., a Nevada corporation and a wholly-owned subsidiary of DEAC (“DEAC Nevada”), DEAC Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of DEAC (“Merger Sub”), the shareholders of SBTech party thereto (the “SBT Sellers”) and the SBT Sellers’ Representative, pursuant to which (i) DEAC will merge with and into DEAC Nevada, with DEAC Nevada surviving the merger (the “reincorporation”), (ii) following the reincorporation, Merger Sub will merge with and into DraftKings, with DraftKings surviving the merger (the “DK Merger”), (iii) immediately following the DK Merger, DEAC Nevada will acquire all of the issued and outstanding share capital of SBTech and (iv) DEAC Nevada will be renamed DraftKings Inc. (the transactions contemplated by the BCA, the “Business Combination”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,364,471	12,367	107,857	0

2.	The Reincorporation Proposal. To approve, assuming the Business Combination Proposal is approved and adopted, the change of DEAC’s jurisdiction of incorporation from the State of Delaware to the State of Nevada through the reincorporation. In connection with the reincorporation, DEAC will replace its current amended and restated certificate of incorporation (the “Current Charter”) with the proposed amended and restated articles of incorporation (the “Proposed Charter”) of DEAC Nevada, to be renamed DraftKings Inc. following the reincorporation (“New DraftKings”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,957,931	4,418,278	108,486	0

3.	The Charter Amendment Proposal. To approve, assuming each of the Business Combination Proposal and the Reincorporation Proposal is approved and adopted, the Proposed Charter of New DraftKings in connection with the reincorporation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,963,113	4,409,120	112,462	0

The Advisory Charter Proposals. To approve and adopt, on a non-binding advisory basis, certain differences between the Current Charter and the Proposed Charter, which are being presented in accordance with the requirements of the U.S. Securities and Exchange Commission as nine separate sub-proposals:

4.	Advisory Charter Proposal A — New DraftKings will have 2,100,000,000 shares of authorized capital stock, which will consist of (i) 900,000,000 shares of Class A common stock of New DraftKings, par value $0.0001 per share (“New DraftKings Class A common stock”), (ii) 900,000,000 shares of Class B common stock of New DraftKings, par value $0.0001 per share (“New DraftKings Class B common stock”) and (iii) 300,000,000 shares of preferred stock, par value $0.0001 per share, as opposed to DEAC having 401,000,000 shares of capital stock authorized, consisting of (i) 380,000,000 shares of Class A common stock of DEAC, par value $0.0001 per share (“DEAC Class A common stock”), (ii) 20,000,000 shares of Class B common stock of DEAC, par value $0.0001 per share (“DEAC Class B common stock”) and (iii) 1,000,000 shares of preferred stock, par value $0.0001 per share:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,190,404	6,121,764	172,527	0

5.	Advisory Charter Proposal B — Holders of shares of New DraftKings Class A common stock will be entitled to cast one vote per share of New DraftKings Class A common stock and holders of shares of New DraftKings Class B common stock will be entitled to cast 10 votes per share of New DraftKings Class B common stock on each matter properly submitted to New DraftKings’ stockholders entitled to vote, as opposed to each share of DEAC Class A common stock and DEAC Class B common stock being entitled to one vote per share on each matter properly submitted to DEAC’s stockholders entitled to vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,482,146	9,837,911	164,638	0

6.	Advisory Charter Proposal C — Each member of the board of directors of New DraftKings will be elected at each annual meeting of stockholders (or special meeting in lieu thereof), as opposed to DEAC having three classes of directors, with only one class of directors being elected in each year and each class serving a three-year term:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,342,567	19,199	122,929	0

7.	Advisory Charter Proposal D — Any action required or permitted to be taken by the stockholders of New DraftKings may be taken by written consent until the time that Mr. Robins no longer beneficially owns at least a majority of the voting power of the capital stock of New DraftKings, as opposed to only holders of shares of DEAC Class B common stock having the ability to take stockholder action by written consent:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,756,389	10,583,374	144,932	0

8.	Advisory Charter Proposal E — The Eighth Judicial District Court of Clark County, Nevada, or under certain circumstances another state or federal court located within the State of Nevada, will be the exclusive forum for certain actions and claims, as opposed to the Court of Chancery of the State of Delaware or under certain circumstances another state or federal court located within the State of Delaware:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,494,740	8,861,809	128,146	0

9.	Advisory Charter Proposal F — Amendments to certain provisions of the Proposed Charter will require either the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding capital stock of New DraftKings or the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock of New DraftKings, depending on the number of shares of New DraftKings capital stock beneficially owned by Mr. Robins at such time, as opposed to amendments to certain provisions of the Current Charter requiring an amendment to be conducted in accordance with Delaware law, subject to certain exceptions:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,612,552	10,730,502	141,641	0

10.	Advisory Charter Proposal G — The bylaws of New DraftKings may be amended, altered, rescinded or repealed or adopted either (x) by the New DraftKings board of directors or (y) (i) the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of New DraftKings or (ii) the affirmative vote of the holders of a majority of the voting power of the outstanding capital stock of New DraftKings, depending on the number of shares of New DraftKings capital stock beneficially owned by Mr. Robins at such time, as opposed to the bylaws of DEAC requiring the approval of a majority of the board of directors of DEAC or by the holders of a majority of DEAC’s outstanding shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,628,006	10,725,586	131,103	0

11.	Advisory Charter Proposal H — The number of directors will be fixed and may be modified either (i) by the New DraftKings board of directors or (ii) by the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding capital stock of New DraftKings, depending on the number of shares of New DraftKings capital stock beneficially owned by Mr. Robins at such time, as opposed to the number of directors being determined by DEAC’s board of directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,629,219	10,726,493	128,983	0

12.	Advisory Charter Proposal I — The Proposed Charter will provide New DraftKings with certain rights to require the sale and transfer of New DraftKings capital stock owned or controlled by any stockholders that fail to comply with applicable gaming laws or their affiliates, and otherwise prohibit the transfer of New DraftKings capital stock to such persons, as opposed to no such provisions in the Current Charter:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,333,375	26,183	125,137	0

13.	The Stock Issuance Proposal. To approve, assuming the Business Combination Proposal, the Reincorporation Proposal and the Charter Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of The Nasdaq Stock Market, the issuance of (x) shares of New DraftKings Class A common stock to the current DraftKings equity holders (the “DK Equityholders”) and the SBT Sellers pursuant to the terms of the BCA and (y) shares of DEAC Class A common stock to certain institutional investors (the “PIPE Investors”) in connection with the Private Placement, including shares to be issued upon conversion of the Convertible Notes, plus any additional shares pursuant to subscription agreements we may enter into prior to Closing:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,349,971	16,510	118,214	0

14.	The Incentive Award Plan Proposal. To approve, assuming the Business Combination Proposal, the Reincorporation Proposal, the Charter Proposal and the Stock Issuance Proposal are approved and adopted, the DraftKings Inc. 2020 Incentive Award Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,707,962	6,635,706	141,027	0

15.	The Employee Stock Purchase Plan Proposal. To approve, assuming the Business Combination Proposal, the Reincorporation Proposal, the Charter Proposal and the Stock Issuance Proposal are approved and adopted, the DraftKings Inc. Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,053,203	4,299,559	131,933	0

Item 8.01	Other Events.

In connection with the Business Combination, holders of 8,928 shares of DEAC’s Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.12 per share, for an aggregate redemption amount of $90,391.89.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Diamond Eagle Acquisition Corp.

	By:	/s/ Eli Baker
Dated: April 23, 2020		Name: Eli Baker
Title: President, Chief Financial Officer and Secretary